Welcome 2022 Annual Meeting

Mark A. Schroeder Executive Chairman

Directors for Re-Election Zachary W. Bawel D. Neil Dauby Susan J. Ellspermann Thomas W. Seger

Board of Directors

Introductions

Management Report

Forward Looking Statement CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2021 as updated and supplemented by our other SEC reports filed from time to time.

2021 Year in Review

Bradley M. Rust Senior Executive Vice President, CFO & COO

Financial Trends

$40,676 $46,529 $59,222 $62,210 $84,137 $1.77 $1.99 $2.29 $2.34 $3.17 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Net Income & Earnings Per Share Earnings Per Share

$3,144 $3,929 $4,398 $4,978 $5,609 1.35% 1.38% 1.43% 1.32% 1.57% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Assets Annualized Return on Assets

$2,142 $2,728 $3,077 $3,088 $3,004 81% 78% 80% 82% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans

Total Loans $3,004.3 million Loan Portfolio Composition As of December 31, 2021 Construction & Development Loans, $ 214.6 million, 7% Agricultural Loans, $ 367.6 million, 12% Commercial & Industrial Loans, $ 507.4 million, 17% Commercial Real Estate Owner Occupied, $ 397.0 million, 13% Commercial Real Estate Non-Owner Occupied, $ 744.8 million, 25% Multi-Family Residential Properties, $ 216.5 million, 7% Consumer Loans, $ 61.5 million, 2% Home Equity Loans, $ 223.3 million, 8% Residential Mortgage Loans, $ 271.6 million, 9%

0.38% 0.34% 0.33% 0.44% 0.26% 0.48% 0.45% 0.45% 0.52% 0.34% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Non-Performing Assets to Total Assets GABC Peer GroupPeer Group: St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion

$2,484 $3,073 $3,430 $4,107 $4,744 84% 81% 82% 88% 93% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits

Non-Interest Bearing Demand, $1,529.2 million, 32% Interest Bearing Demand, Savings & Money Market, $2,868.0 million, 61% Time Deposits, $347.1 million, 7% Deposit Composition as of December 31, 2021 Total Deposits $4,744.3 million Year Cost of Deposits Cost of Funds 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% 2020 0.35% 0.44% 2021 0.11% 0.19%

$365 $459 $574 $625 $668 13.82% 14.82% 14.98% 13.46% 16.38% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Tangible Equity

$99,909 $114,610 $145,225 $155,243 $160,830 3.76% 3.75% 3.92% 3.63% 3.31% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent)

$1,750 $2,070 $5,325 $17,550 $(6,500) 0.04% 0.08% 0.17% 0.08% 0.11% $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Provision for Credit Losses Net Charge-off to Average Loans

$31,854 $37,070 $45,501 $54,474 $59,462 24% 24% 24% 26% 27% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue

$77,803 $93,553 $114,162 $117,123 $124,007 56.8% 60.6% 59.0% 55.0% 55.1% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio

$40,676 $46,529 $59,222 $62,210 $84,137 $1.77 $1.99 $2.29 $2.34 $3.17 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Net Income & Earnings Per Share Earnings Per Share

D. Neil Dauby President & CEO

Navigating the New Normal

New Competition

Thank You Charles Fleck

Evolution of the Banking Industry

Questions & Answers

Directors for Re-Election Zachary W. Bawel D. Neil Dauby Susan J. Ellspermann Thomas W. Seger

Thank You J. David Lett

Thank You Mark A. Schroeder

GABC Growth $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 Total Assets $180 M $6.7 B Market Cap: $153 M (1-1-99) Market Cap: $1.120 B (3-31-22) (Dollars in Thousands) Date Bank 4/30/1986 Bank of Ireland 3/8/1993 Unibancorp (The Union Bank) - Loogootee 4/1/1993 South Western Indiana National - Winslow 4/1/1994 Otwell State Bank 10/21/1994 Regional Federal Savings Bank - Tell City 3/6/1997 Peoples Bancorp of Washington 6/8/1998 CSB Bancorp - Petersburg 6/8/1998 FSB Financial Corporation - Francisco 1/4/1999 1ST Bancorp - Vincennes 10/1/2000 Holland National Bank 10/1/2005 PCB Holding Company - Tell City 1/1/2006 Stone City Bank - Bedford 5/10/2010 Farmers State Bank branches - Evansvil le 1/1/2011 American Community (Bank of Evansvil le) 10/1/2013 United Commerce Bancorp - Bloomington 3/1/2016 River Valley Bancorp (RIVR) - Madison 5/18/2018 MainSource Branches - Columbus 10/15/2018 First Security, Inc. (FIIT) - Owensboro KY 7/1/2019 Citizens First Corporation (CZFB) Bowling Green KY 1/1/2022 Citizens Union Bancorp of Shelbyvil le, Inc. (CUB) - Shelbyvil le, KY

RESOLUTION OF APPRECIATION WHEREAS, Mark A. Schroeder has tirelessly served the German American family of companies with great distinction for 50 years; WHEREAS, German American has greatly benefited from Mr. Schroeder’s work on behalf of its employees, clients, communities and shareholders; WHEREAS, Mr. Schroeder has greatly contributed to the Best in Class Culture at German American as a result of his “Level 5” Leadership; WHEREAS, the Board of Directors of German American wishes to express its great appreciation to Mr. Schroeder for his leadership, vision and deep understanding of the marketplace and his commitment to our communities and community banking; WHEREAS, Mr. Schroeder’s outstanding contributions throughout his many years of service will be long remembered by the Board of Directors and Officers of German American Bancorp, Inc.: NOW, THEREFORE, BE IT RESOLVED, THAT German American Bancorp, Inc., hereby expresses its respect and gratitude to Mark A Schroeder for his commitment and dedication on behalf of this organization as Chairman and Chief Executive Officer of the Corporation.